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[VAN KAMPEN INVESTMENTS LOGO]



September 16, 2005

Dear Shareholder,

Several days ago, proxy materials were mailed to you with regard to the proposed reorganization of certain Van Kampen Funds. Due to an error by Computershare Fund Services, our proxy vendor, the wrong proxy statement may have been mailed to you. As a result, we are asking that you discard any proxy materials previously received.

Enclosed, please find the correct proxy materials associated with your investment in the Van Kampen Funds. The costs associated with printing and mailing of the enclosed correct proxy materials will be borne by the proxy vendor and not by the Van Kampen Funds. We ask that you kindly review the enclosed proxy materials and cast your vote by marking the enclosed proxy card and returning it in the envelope provided. If it is more convenient, you may cast your vote by telephone or Internet. Please see the enclosed proxy card for further instructions.

If you have already cast your vote in connection with the proxy card you previously received, please note that votes associated with that card will not be counted. YOUR VOTE IS IMPORTANT. We ask that you mail your proxy card or record your voting instructions by telephone or via the Internet promptly.

The Joint Special Meeting of Shareholders (the "Meeting") is scheduled to be held on September 23, 2005. We realize receipt of the correct material at this late date does not give you much time to cast your vote prior to the scheduled meeting date. Therefore, at the September 23, 2005 Meeting, management intends to propose an adjournment of the Meeting until a later date which will provide you with the opportunity and time to cast your vote.

We apologize for any inconvenience this error may have caused.

Sincerely,

Van Kampen Funds